EXECUTION COPY

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND LICENSE AGREEMENT

This consent, assignment and assumption of the Purchase and License Agreement (“Assignment”) is by and between Elekta, Inc. (“Elekta”), GK Financing, LLC (“GK Financing”) and Albuquerque GK Equipment, LLC (“Albuquerque Equipment”).

WHEREAS, Elekta and GK Financing are parties to that certain Purchase and License Agreement, including exhibits A - H, dated as of February 2, 2011, pertaining to the purchase of a Leksell Gamma Knife® PERFEXION (Attachment A) (the "Agreement");

WHEREAS, GK Financing intends to assign the Agreement to Albuquerque Equipment, and Albuquerque Equipment intends to assume the obligations under the same from and after the Effective Date (as defined below); and

WHEREAS, Elekta wishes to consent to the Assignment as hereinafter provided;

NOW, THEREFORE, Elekta, GK Financing and Albuquerque Equipment agree that said Agreement is hereby amended as follows:

GK Financing hereby assigns the Agreement in all respects to Albuquerque Equipment and Albuquerque Equipment hereby accepts the assignment thereof in all respects and Elekta hereby consents to this assignment and, as assigned, said Agreement is hereby amended so that wherever the name GK Financing is used therein it shall mean Albuquerque Equipment.

It is further agreed that all terms and conditions of the Agreement, as amended to date and affected by this Assignment, shall remain in full force and effect.

This Assignment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute the same Assignment.  In addition, this Assignment may contain more than one counterpart signature pages and may be executed by the affixing of the signature of each party to a counterpart signature page.

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EXECUTION COPY

IN WITNESS WHEREOF, Elekta, GK Financing and Albuquerque Equipment have executed this Assignment to be effective on or about May 20, 2011 (the “Effective Date”).

ELEKTA, INC.	ALBUQUERQUE GK EQUIPMENT, LLC

By: /s/Michelle Crawley	By: /s/Craig Tagawa
Print Name: Michelle Crawley	Print Name: Craig Tagawa

Title: VP Contract Administration	Title: Manager

GK FINANCING, LLC	ROA-1, LLC

By: /s/Ernest A. Bates, M.D.	By: /s/Kutub Khan, M.D.

Print Name: Ernest A. Bates, M.D.	Print Name: Kutub Khan, M.D.

Title: Policy Committee Member	Title: Partner, ROA-1, LLC

GREGG E. FRANKLIN, M.D.	BRYAN W. GOSS, M.D.
By: /s/Gregg E. Franklin, M.D.	By: Bryan W. Goss, M.D.

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